UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2024

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02(d).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2024, the Board of Directors (the “Board”) of International Paper Company (the “Company”) elected Andrew K. Silvernail to the Board effective immediately. Mr. Silvernail’s term as an executive director will expire at the Company’s annual meeting of shareowners in May 2025, at which time his continued Board service will be subject to renomination and shareowner approval. With the election of Mr. Silvernail, the Board now consists of 10 members.

The selection of Mr. Silvernail was not pursuant to an agreement or understanding between him and any other person. The Governance Committee of the Board recommended him to the full Board as a nominee for election by the Board. Furthermore, there are no related party transactions between the Company and Mr. Silvernail that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Silvernail will not be appointed to any of the Board’s standing committees.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 19, 2024, Mr. Silvernail, 53, became Chief Executive Officer of the Company effective May 1, 2024. Mr. Silvernail will not be compensated for his service as an executive director. Details of Mr. Silvernail’s compensation as Chief Executive Officer were previously disclosed in the aforementioned Current Report on Form 8-K filed with the SEC on March 19, 2024.

Item 5.02(e)

As described in Item 5.07 below, at the Company’s 2024 annual meeting of shareowners, the Company’s shareowners approved the International Paper Company 2024 Long-Term Incentive Compensation Plan (the “2024 LTICP”). On February 13, 2024, the Board, upon the recommendation of the Management Development and Compensation Committee (the “MDCC”), authorized adoption of the 2024 LTICP to replace the Amended and Restated 2009 Incentive Compensation Plan (the “2009 Plan”), subject to shareowner approval at the 2024 annual meeting of shareowners. The effective date of the 2024 LTICP is May 13, 2024.

The 2024 LTICP will be administrated by the MDCC, which is wholly comprised of independent directors. The 2024 LTICP authorizes the following types of awards to be made to employees, officers, and directors of the Company as designated by the MDCC: (1) restricted stock units; (2) restricted stock; (3) deferred stock units; (4) performance awards, (5) substitute awards; (6) stock options; and (7) stock appreciation rights.

Subject to adjustment as provided in the 2024 LTICP, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2024 LTICP is 9,250,000 shares plus a number of additional shares underlying awards outstanding as of the effective date under the Company’s 2009 Plan.

Additional details of the 2024 LTICP are included in the Company’s 2024 proxy statement, filed with the SEC on April 2, 2024, under the heading “Item 4 – Approval of 2024 Long-Term Incentive Compensation Plan.” The foregoing summary is qualified in its entirety by the full text of the 2024 LTICP, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)	The Company held its annual meeting of shareowners on May 13, 2024.

(b)

Of the 347,322,081 shares of the Company’s common stock outstanding on the record date for determination of shareowners entitled to vote at the annual meeting of shareowners, 300,942,051 shares were present in person or by proxy, constituting a quorum of 87%. The shareowners of the company’s common stock considered and voted upon four Company proposals and two shareowner proposals at the annual meeting of shareowners.

Item 1 – Company proposal to Elect 9 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2025 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
Christopher M. Connor	256,958,522	5,486,640	420,915	38,075,974
Ahmet C. Dorduncu	255,104,633	7,338,964	422,480	38,075,974
Ilene S. Gordon	249,670,101	12,795,359	400,617	38,075,974
Anders Gustafsson	250,769,301	11,656,020	440,756	38,075,974
Jacqueline C. Hinman	237,542,545	24,925,048	398,484	38,075,974
Clinton A. Lewis, Jr.	255,662,373	6,770,315	433,389	38,075,974
Kathryn D. Sullivan	242,186,667	20,287,541	391,869	38,075,974
Mark S. Sutton	252,158,668	10,257,201	450,208	38,075,974
Anton V. Vincent	258,325,147	4,118,943	421,987	38,075,974

Item 2 – Ratify Deloitte & Touche LLP as our independent auditor for 2024

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2024 by the following count:

For	Against	Abstain	Broker Non-Votes
282,159,768	18,256,156	526,127	0

Item 3 - Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
251,159,999	10,662,110	1,043,968	38,075,974

Item 4 – Company Proposal to Approve the 2024 Long-Term Incentive Compensation Plan

The holders of the Company’s common stock supported the resolution to approve the 2024 Long-Term Incentive Compensation Plan of the Company by the following count:

For	Against	Abstain	Broker Non-Votes
250,320,363	11,596,858	948,856	38,075,974

Item 5 – Shareowner Proposal Concerning Shareowner Opportunity to Vote on Excessive Golden Parachutes

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning shareowner opportunity to vote on excessive golden parachutes by the following count:

For	Against	Abstain	Broker Non-Votes
90,373,555	171,209,296	1,283,226	38,075,974

Item 6 – Shareowner Proposal Concerning a Report on the Company’s LGBTQ+ Equity and Inclusion Efforts

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning a report on the Company’s LGBTQ+ efforts by the following count:

For	Against	Abstain	Broker Non-Votes
55,836,235	191,306,725	15,723,117	38,075,974

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	International Paper Company 2024 Long-Term Incentive Compensation Plan

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: May 16, 2024	By:	/s/ Joseph R. Saab
	Name:	Joseph R. Saab
	Title:	Senior Vice President, General Counsel and Corporate Secretary

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